UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 10, 2020

Commission File No. 000-16929

Soligenix, Inc.

(Exact name of small business issuer as specified in its charter)

DELAWARE	41-1505029
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

29 Emmons Drive, Suite B-10 Princeton, NJ	08540
(Address of principal executive offices)	(Zip Code)

(609) 538-8200
(Issuer’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	SNGX	The Nasdaq Capital Market
Common Stock Purchase Warrants	SNGXW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

As previously disclosed, on August 11, 2017, Soligenix, Inc. (the “Company”) and FBR Capital Markets & Co. (now known as B. Riley FBR, Inc.) (“FBR”) entered into an At Market Issuance Sales Agreement (the “Sales Agreement”), pursuant to which the Company may sell from time to time, at its option, shares of its common stock through FBR, as sales agent. Sales of common stock made pursuant to the Sales Agreement, if any, will be made in “at the market offerings” as defined in Rule 415 under the Securities Act of 1933, as amended, on or through The NASDAQ Capital Market (“Nasdaq”), pursuant to the Company’s effective shelf registration statement on Form S-3 (File No. 333-217738) filed on May 5, 2017 with the U.S. Securities and Exchange Commission (the “SEC”), the base prospectus filed as part of such registration statement, and the prospectus supplement dated April 10, 2020 filed by the Company with the SEC. In accordance with the terms of the Sales Agreement, under the prospectus supplement dated April 10, 2020, the Company, having no contractual obligation to do so, may offer and sell shares of the Company’s common stock having an aggregate offering price of up to $10.2 million, from time to time.

On October 3, 2018, the Company filed a prospectus supplement for sale of up to $9.0 million of shares of common stock pursuant to the Sales Agreement and the Company sold an aggregate of approximately $8.15 million of shares thereunder. The prospectus supplement filed on April 10, 2020, supersedes the prospectus supplement dated October 3, 2018, and no additional shares will be offered or sold pursuant to the prospectus supplement dated October 3, 2018.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Additional information with respect to the Sales Agreement is available under “Item 5 – Other Information” in the Company’s Quarterly Report on Form 10-Q filed on August 11, 2017 and is incorporated herein by reference. The description of the Sales Agreement presented here does not purport to be complete and is qualified in its entirety by reference to the Sales Agreement which is filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed on August 11, 2017. The opinion of the Company’s counsel regarding the validity of the shares that will be issued pursuant to the Sales Agreement under the prospectus supplement filed on April 10, 2020 is filed herewith as Exhibit 5.1.

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties and reflect the Company’s judgment as of the date of this report. Such forward-looking statements include statements regarding the ability to sell shares and raise additional funds pursuant to the Sales Agreement. Such forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from predicted or expected results. The inclusion of forward-looking statements should not be regarded as a representation by the Company that any of these results will be achieved. Actual results may differ from those set forth in this report due to the risks and uncertainties associated with market conditions and the satisfaction of pre-sale conditions under the Sales Agreement, as well as risks and uncertainties inherent in the Company’s business, including those described in the Company’s periodic filings with the SEC. These forward-looking statements are made only as the date hereof, and, except as required by law, the Company undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise. All forward-looking statements are qualified in their entirety by this cautionary statement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
5.1	Opinion of Duane Morris LLP
10.1	At Market Issuance Sales Agreement dated August 11, 2017 between Soligenix, Inc. and FBR Capital Markets & Co. (1)
23.1	Consent of Duane Morris LLP (included in Exhibit 5.1)

(1)	Incorporated by reference to Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed on August 11, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Soligenix, Inc.
April 10, 2020	By:	/s/ Christopher J. Schaber
Christopher J. Schaber, Ph.D. President and Chief Executive Officer (Principal Executive Officer)

EXHIBIT INDEX

Exhibit No.	Description
5.1	Opinion of Duane Morris LLP
10.1	At Market Issuance Sales Agreement dated August 11, 2017 between Soligenix, Inc. and FBR Capital Markets & Co. (1)
23.1	Consent of Duane Morris LLP (included in Exhibit 5.1)

(1)	Incorporated by reference to Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed on August 11, 2017.

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